Exhibit (a)(viii) under Form N-1A
                                            Exhibit 3(i) under Item 601/Reg. S-K


                               THE BILTMORE FUNDS

                                Amendment No. 11

                                     to the

                    AMENDED AND RESTATED DECLARATION OF TRUST

                             dated February 24, 1992

      Effective July 31, 1997:

    Strike Section 1 of Article I from the Declaration of Trust and substitute in its place the following:

    "SECTION 1. NAME.
     ---------------

    This Trust shall be known as THE WACHOVIA FUNDS."

      Strike section (b) of Section 2 of Article I from the Declaration of Trust and substitute in its place the following:

    "(b)  The "Trust" refers to THE WACHOVIA FUNDS."

    Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

    "Section 5.  ESTABLISHMENT AND DESIGNATION OF SERIES OR CLASS.
                 ------------------------------------------------

    Without limiting the authority of the Trustees set forth in Article XII,
    Section 8, INTER ALIA, to establish and designate any additional Series or Class, or to modify the rights and preferences of any existing Series or Class the Series and Classes of the Trust are established and designated as:

                             Wachovia Balanced Fund

                                 Class A Shares

                                 Class B Shares

                                 Class Y Shares

                         Wachovia Emerging Markets Fund

                                 Class A Shares

                                 Class B Shares

                                 Class Y Shares

                              Wachovia Equity Fund

                                 Class A Shares

                                 Class B Shares

                                 Class Y Shares

                           Wachovia Equity Index Fund

                                 Class A Shares

                                 Class B Shares

                                 Class Y Shares

                           Wachovia Fixed Income Fund

                                 Class A Shares

                                 Class B Shares

                                 Class Y Shares

                           Wachovia Money Market Fund

                              Institutional Shares

                                Investment Shares

                       Wachovia Prime Cash Management Fund

                              Institutional Shares

                        Wachovia Quantitative Equity Fund

                                 Class A Shares

                                 Class B Shares

                                 Class Y Shares

                      Wachovia Short-Term Fixed Income Fund

                                 Class A Shares

                                 Class B Shares

                                 Class Y Shares

                          Wachovia Special Values Fund

                                 Class A Shares

                                 Class B Shares

                                 Class Y Shares

                       Wachovia Tax-Free Money Market Fund

                              Institutional Shares

                                Investment Shares

                    Wachovia U.S. Treasury Money Market Fund

                              Institutional Shares

                               Investment Shares"

    Strike Section 9 of Article XII from the Declaration of Trust and substitute in its place the following:

    "SECTION 9.  USE OF NAME.
     -----------------------

            The Trust acknowledges that WACHOVIA CORPORATION has reserved the right to grant the non-exclusive use of the name "THE WACHOVIA FUNDS" or any derivative thereof to any other investment company, investment company portfolio, investment adviser, distributor, or any other business enterprise, and to withdraw from the Trust or one or more Series or Classes any right to the use of the name "THE WACHOVIA FUNDS"."

      The undersigned Assistant Secretary of The Biltmore Funds hereby certifies that the above-stated amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees on the 5th day of June, 1997.

      WITNESS the due execution hereof this 5th day of June, 1997.

                                    /S/ GAIL CAGNEY

                                   Gail Cagney

                                    Assistant Secretary

                                                 Exhibit (a)(ix) under Form N-1A
                                            Exhibit 3(i) under Item 601/Reg. S-K


                               THE WACHOVIA FUNDS

                                Amendment No. 12

                                     to the

                    AMENDED AND RESTATED DECLARATION OF TRUST

                             dated February 24, 1992

      Effective December 4, 1997:

    Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

    "Section 5. ESTABLISHMENT AND DESIGNATION OF SERIES OR CLASS. Without limiting the authority of the Trustees set forth in Article XII, Section 8, INTER ALIA, to establish and designate any additional Series or Class, or to modify the rights and preferences of any existing Series or Class the Series and Classes of the Trust are established and designated as:

                             Wachovia Balanced Fund

                                 Class A Shares

                                 Class B Shares

                                 Class Y Shares

                         Wachovia Emerging Markets Fund

                                 Class A Shares

                                 Class B Shares

                                 Class Y Shares

                              Wachovia Equity Fund

                                 Class A Shares

                                 Class B Shares

                                 Class Y Shares

                           Wachovia Equity Index Fund

                                 Class A Shares

                                 Class B Shares

                                 Class Y Shares

                           Wachovia Fixed Income Fund

                                 Class A Shares

                                 Class B Shares

                                 Class Y Shares

                          Wachovia Growth & Income Fund

                                 Class A Shares

                                 Class B Shares

                                 Class Y Shares

                           Wachovia Money Market Fund

                              Institutional Shares

                                Investment Shares

                       Wachovia Prime Cash Management Fund

                              Institutional Shares

                        Wachovia Quantitative Equity Fund

                                 Class A Shares

                                 Class B Shares

                                 Class Y Shares

                      Wachovia Short-Term Fixed Income Fund

                                 Class A Shares

                                 Class B Shares

                                 Class Y Shares

                          Wachovia Special Values Fund

                                 Class A Shares

                                 Class B Shares

                                 Class Y Shares

                       Wachovia Tax-Free Money Market Fund

                              Institutional Shares

                                Investment Shares

                    Wachovia U.S. Treasury Money Market Fund

                              Institutional Shares

                               Investment Shares"

      The undersigned certify that the above-stated amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees on the 4th day of December, 1997.

      WITNESS the due execution hereof this 4th day of December, 1997.

/S/JAMES A. HANLEY                  /S/SAMUEL E. HUDGINS
------------------------------      ------------------------------
James A. Hanley                     Samuel E. Hudgins

/S/J. BERKLEY INGRAM, JR.           /S/D. DEAN KAYLOR
------------------------------      ------------------------------
J. Berkley Ingram, Jr.              D. Dean Kaylor

/S/CHARLES S. WAY, JR.
------------------------------
Charles S. Way, Jr.



                                                  Exhibit (a)(x) under Form N-1A
                                            Exhibit 3(i) under Item 601/Reg. S-K


                               THE WACHOVIA FUNDS

                                Amendment No. 14

                                     to the

                    AMENDED AND RESTATED DECLARATION OF TRUST

                             dated February 24, 1992

      Effective July 1, 1999:

    Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

    "Section 5. ESTABLISHMENT AND DESIGNATION OF SERIES OR CLASS. Without limiting the authority of the Trustees set forth in Article XII, Section 8, INTER ALIA, to establish and designate any additional Series or Class, or to modify the rights and preferences of any existing Series or Class the Series and Classes of the Trust are established and designated as:

                             Wachovia Balanced Fund

                                 Class A Shares

                                 Class B Shares

                                 Class Y Shares

                         Wachovia Emerging Markets Fund

                                 Class A Shares

                                 Class B Shares

                                 Class Y Shares

                              Wachovia Equity Fund

                                 Class A Shares

                                 Class B Shares

                                 Class Y Shares

                           Wachovia Equity Index Fund

                                 Class A Shares

                                 Class B Shares

                                 Class Y Shares

                           Wachovia Fixed Income Fund

                                 Class A Shares

                                 Class B Shares

                                 Class Y Shares

                          Wachovia Growth & Income Fund

                                 Class A Shares

                                 Class B Shares

                                 Class Y Shares

                     Wachovia Intermediate Fixed Income Fund

                                 Class A Shares

                                 Class B Shares

                                 Class Y Shares

                           Wachovia Money Market Fund

                              Institutional Shares

                                Investment Shares

                          Wachovia Personal Equity Fund

                                 Class A Shares

                                 Class B Shares

                                 Class Y Shares

                       Wachovia Prime Cash Management Fund

                              Institutional Shares

                        Wachovia Quantitative Equity Fund

                                 Class A Shares

                                 Class B Shares

                                 Class Y Shares

                      Wachovia Short-Term Fixed Income Fund

                                 Class A Shares

                                 Class B Shares

                                 Class Y Shares

                          Wachovia Special Values Fund

                                 Class A Shares

                                 Class B Shares

                                 Class Y Shares

                       Wachovia Tax-Free Money Market Fund

                              Institutional Shares

                                Investment Shares

                    Wachovia U.S. Treasury Money Market Fund

                              Institutional Shares

                               Investment Shares"

      The undersigned certify that the above-stated amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees on the 3rd day of June, 1999.

      WITNESS the due execution hereof this 3rd day of June, 1999.

/S/ JAMES A. HANLEY                 /S/ SAMUEL E. HUDGINS
------------------------------      ------------------------------
James A. Hanley                     Samuel E. Hudgins

/S/ J. BERKLEY INGRAM, JR.          /S/ D. DEAN KAYLOR
------------------------------      ------------------------------
J. Berkley Ingram, Jr.              D. Dean Kaylor

/S/ CHARLES S. WAY, JR.             /S/ DR. ALVIN J. SCHEXNIDER
------------------------------      ------------------------------
Charles S. Way, Jr.                 Dr. Alvin J. Schexnider

                                                 Exhibit (a)(xi) under Form N-1A
                                            Exhibit 3(i) under Item 601/Reg. S-K


                               THE WACHOVIA FUNDS

                                Amendment No. 15

                                     to the

                    AMENDED AND RESTATED DECLARATION OF TRUST

                             dated February 24, 1992

      Effective July 19, 1999:

    Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

    "Section 5. ESTABLISHMENT AND DESIGNATION OF SERIES OR CLASS. Without limiting the authority of the Trustees set forth in Article XII, Section 8, INTER ALIA, to establish and designate any additional Series or Class, or to modify the rights and preferences of any existing Series or Class the Series and Classes of the Trust are established and designated as:

                             Wachovia Balanced Fund

                                 Class A Shares

                                 Class B Shares

                                 Class Y Shares

                         Wachovia Emerging Markets Fund

                                 Class A Shares

                                 Class B Shares

                                 Class Y Shares

                              Wachovia Equity Fund

                                 Class A Shares

                                 Class B Shares

                                 Class Y Shares

                           Wachovia Equity Index Fund

                                 Class A Shares

                                 Class B Shares

                                 Class Y Shares

                         Wachovia Executive Equity Fund

                                 Class A Shares

                                 Class B Shares

                                 Class Y Shares

                      Wachovia Executive Fixed Income Fund

                                 Class A Shares

                                 Class B Shares

                                 Class Y Shares

                           Wachovia Fixed Income Fund

                                 Class A Shares

                                 Class B Shares

                                 Class Y Shares

                          Wachovia Growth & Income Fund

                                 Class A Shares

                                 Class B Shares

                                 Class Y Shares

                     Wachovia Intermediate Fixed Income Fund

                                 Class A Shares

                                 Class B Shares

                                 Class Y Shares

                           Wachovia Money Market Fund

                              Institutional Shares

                                Investment Shares

                          Wachovia Personal Equity Fund

                                 Class A Shares

                                 Class B Shares

                                 Class Y Shares

                       Wachovia Prime Cash Management Fund

                              Institutional Shares

                        Wachovia Quantitative Equity Fund

                                 Class A Shares

                                 Class B Shares

                                 Class Y Shares

                      Wachovia Short-Term Fixed Income Fund

                                 Class A Shares

                                 Class B Shares

                                 Class Y Shares

                          Wachovia Special Values Fund

                                 Class A Shares

                                 Class B Shares

                                 Class Y Shares

                       Wachovia Tax-Free Money Market Fund

                              Institutional Shares

                                Investment Shares

                    Wachovia U.S. Treasury Money Market Fund

                              Institutional Shares

                               Investment Shares"

      The undersigned certify that the above-stated amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees on the 3rd day of June, 1999.

      WITNESS the due execution hereof this 19th day of July, 1999.

/S/ JAMES A. HANLEY                 /S/ SAMUEL E. HUDGINS
------------------------------      ------------------------------
James A. Hanley                     Samuel E. Hudgins

/S/ J. BERKLEY INGRAM, JR.          /S/ D. DEAN KAYLOR
------------------------------      ------------------------------
J. Berkley Ingram, Jr.              D. Dean Kaylor

/S/ CHARLES S. WAY, JR.             /S/ DR. ALVIN J. SCHEXNIDER
------------------------------      ------------------------------
Charles S. Way, Jr.                 Dr. Alvin J. Schexnider



                                                Exhibit (a)(xii) under Form N-1A
                                            Exhibit 3(i) under Item 601/Reg. S-K


                               THE WACHOVIA FUNDS

                                Amendment No. 16

                                     to the

                    AMENDED AND RESTATED DECLARATION OF TRUST

                             dated February 24, 1992

    Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

    "Section 5. ESTABLISHMENT AND DESIGNATION OF SERIES OR CLASS. Without limiting the authority of the Trustees set forth in Article XII, Section 8, INTER ALIA, to establish and designate any additional Series or Class, or to modify the rights and preferences of any existing Series or Class the Series and Classes of the Trust are established and designated as:

                             Wachovia Balanced Fund

                                 Class A Shares

                                 Class B Shares

                                 Class Y Shares

                         Wachovia Emerging Markets Fund

                                 Class A Shares

                                 Class B Shares

                                 Class Y Shares

                              Wachovia Equity Fund

                                 Class A Shares

                                 Class B Shares

                                 Class Y Shares

                           Wachovia Equity Index Fund

                                 Class A Shares

                                 Class B Shares

                                 Class Y Shares

                         Wachovia Executive Equity Fund

                              Institutional Shares

                          Institutional Service Shares

                      Wachovia Executive Fixed Income Fund

                              Institutional Shares

                          Institutional Service Shares

                           Wachovia Fixed Income Fund

                                 Class A Shares

                                 Class B Shares

                                 Class Y Shares

                          Wachovia Growth & Income Fund

                                 Class A Shares

                                 Class B Shares

                                 Class Y Shares

                     Wachovia Intermediate Fixed Income Fund

                                 Class A Shares

                                 Class B Shares

                                 Class Y Shares

                           Wachovia Money Market Fund

                              Institutional Shares

                                Investment Shares

                          Wachovia Personal Equity Fund

                                 Class A Shares

                                 Class B Shares

                                 Class Y Shares

                       Wachovia Prime Cash Management Fund

                              Institutional Shares

                        Wachovia Quantitative Equity Fund

                                 Class A Shares

                                 Class B Shares

                                 Class Y Shares

                      Wachovia Short-Term Fixed Income Fund

                                 Class A Shares

                                 Class B Shares

                                 Class Y Shares

                          Wachovia Special Values Fund

                                 Class A Shares

                                 Class B Shares

                                 Class Y Shares

                       Wachovia Tax-Free Money Market Fund

                              Institutional Shares

                                Investment Shares

                    Wachovia U.S. Treasury Money Market Fund

                              Institutional Shares

                               Investment Shares"

      The undersigned certify that the above-stated amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees on the 2nd day of March, 2000.

      WITNESS the due execution hereof this 2nd day of March, 2000.

/S/ JAMES A. HANLEY                 /S/ SAMUEL E. HUDGINS
------------------------------      ------------------------------
James A. Hanley                     Samuel E. Hudgins


/S/ D. DEAN KAYLOR                  /S/ DR. ALVIN J. SCHEXNIDER
------------------------------      ------------------------------
D. Dean Kaylor                      Dr. Alvin J. Schexnider


/S/ CHARLES S. WAY, JR.
------------------------------
Charles S. Way, Jr.

                                               Exhibit (a)(xiii) under Form N-1A
                                            Exhibit 3(i) under Item 601/Reg. S-K



                               THE WACHOVIA FUNDS

                                Amendment No. 17

                                     to the

                              DECLARATION OF TRUST

                             Dated November 19, 1991

      THIS Declaration of Trust is amended as follows:

     A. Strike the first sentence of Section 5 of Article XII from the Declaration of Trust and substitute in its place the following:

            Section 5. OFFICES OF THE TRUST, FILING OF COPIES, HEADINGS, COUNTERPARTS. The Trust shall maintain a usual place of business in Massachusetts, which, initially, shall be c/o Donnelly, Conroy & Gelhaar, 73 Tremont Street, Boston, Massachusetts 02108, and shall continue to maintain an office at such address unless changed by the Trustees to another location in Massachusetts.

      The undersigned, Vice President, hereby certifies that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees by Unanimous Consent on the 28th day of January, 2000.

      WITNESS the due execution hereof this 29th day of January, 2000.

                                    /S/ JAMES E. OSTROWSKI
                                    ------------------------------
                                    James E. Ostrowski, Vice President